UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):   March 1, 2005
                                                           -----------------





                             C&D Technologies, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                               1-9389                     13-3314599
----------------              ------------------------          --------------
(State or other               (Commission file number)          (IRS employer
jurisdiction of                                                 identification
incorporation)                                                  no.)


       1400 Union Meeting Road,
       Blue Bell, Pennsylvania                                         19422
---------------------------------------                              ----------
(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Executive Compensation

     On March 1, 2005, the Compensation Committee of the Board of Directors amended C&D's Management Incentive Compensation Plan Policy. A copy of the Management Incentive Compensation Plan Policy is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Director Compensation

     Effective March 1, 2005, C&D's Board of Directors amended C&D's Nominating/Corporate Governance Charter (the "Charter") to, among other things, establish the annual retainer and meeting fees for the Board of Directors and the committees of the Board of Directors. Under the Charter, the annual retainer for independent directors is $25,000 per year, and the annual retainer for the Chairman of the Board returned to $65,000 per year (after having been voluntarily reduced to $50,000). A copy of the amended Charter is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.

     On March 1, 2005, C&D's Board of Directors declared a cash dividend in the amount of $.01375 per outstanding share of Common Stock, payable on April 6, 2005 to stockholders of record as of the close of business on March 22, 2005. A copy of the press release announcing this dividend is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibit is filed herewith:

     Exhibit No.                          Description

        10.1 C&D Technologies, Inc. Management Compensation Plan Policy for Fiscal Year 2006.

        10.2 C&D Technologies, Inc. Board of Directors Nominating/Corporate Governance Committee Charter As Amended Effective as of March 1, 2005.

        99.1                Press release issued by C&D Technologies, Inc.
                            (the "Company") dated March 2, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:  March 2, 2005                      By: /s/ Stephen E. Markert, Jr.
                                              ---------------------------------
                                                  Stephen E. Markert, Jr.,
                                                  Vice President - Finance and
                                                  Chief Financial Officer